Commitments and Contingencies	9 Months Ended
Sep. 30, 2013
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies
12.	Commitments and Contingencies

The Company leases its office space and certain office equipment under noncancelable operating leases. During 2011, the Company amended its existing office space lease to take additional space and extend the term of the office lease through August 2016. Rent expense totaled approximately $550,000, $807,000 and $856,000 for the years ended December 31, 2010, 2011 and 2012, respectively.

The Company has purchase obligations totaling $2.6 million at December 31, 2012 related to binding commitments to purchase inventory.

Future minimum lease payments under noncancelable operating leases as of December 31, 2012 were as follows:

(In thousands)
2013	$2,009
2014	1,925
2015	2,025
2016	1,336
2017	—

$7,295

From time to time, the Company may become involved in litigation relating to claims arising from the ordinary course of business. Management believes that there are no claims or actions pending against the Company currently, the ultimate disposition of which would have a material adverse effect on the Company’s consolidated results of operation, financial condition or cash flows.